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                                                                   EXHIBIT 99.1

                                  PRESS RELEASE



                     FedEx Unleashes the Power of its Brand

     INTEGRATES BRANDING, SALES, CUSTOMER SERVICE AND TECHNOLOGY STRATEGIES


NEW YORK, N.Y. (JANUARY 19, 2000) - FEDEX CORP. TODAY UNVEILS THREE IMPORTANT STRATEGIC INITIATIVES DESIGNED TO STRENGTHEN ITS COMPETITIVE POSITION AND TO OFFER NEW AND MORE ROBUST SOLUTIONS FOR CUSTOMERS WORLDWIDE:

- A new branding strategy will extend the FedEx brand name to three subsidiaries and to the holding company, previously named FDX Corp.

- Organizational changes planned to take effect over the next few months will provide a convenient single point of access to customers for sales, customer service, billing and automation systems.

- An innovative new low-cost residential delivery service, FedEx Home Delivery, will roll out to many major U.S. markets scheduled in March.

"It's time to leverage and extend one of our greatest assets, the FedEx brand, and to provide our customers an integrated set of business solutions," said Frederick W. Smith, chairman, president and CEO of FedEx Corp. "Our customers increasingly want a single company that can meet all of their global transportation needs. Our goal is to provide them a convenient, single point of access to the most powerful collection of express, ground, logistics and supply chain solutions."

                                 THE FEDEX BRAND

BRANDING CHANGES START AT THE TOP. THE PARENT COMPANY, FORMERLY FDX CORP., WILL BE RENAMED FEDEX CORP., AND SOON ALL OF ITS GLOBAL SUBSIDIARIES WILL OPERATE UNDER THE HIGHLY-RECOGNIZED AND HIGHLY-TRUSTED FEDEX BRAND NAME.

- Federal Express, the worldwide leader in express transportation, will retain its name but modify its logo to FedEx Express;

- RPS, a transportation network that specializes in small-package, ground business-to-business delivery, will be renamed FedEx Ground. FedEx Home Delivery, the new residential delivery service, will be provided through the FedEx Ground network;

- Roberts Express, the leader in the expedited, time-critical delivery sector, will be renamed FedEx Custom Critical;

-    FDX Logistics will be renamed FedEx Global Logistics.

(EDITORS: PLEASE VISIT WWW.FEDEXCORP.COM FOR SUBSIDIARY LOGOS AND RELATED
 INFORMATION)


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"The FedEx brand tells customers worldwide that they can count on us for
`absolutely, positively' reliable service and cutting-edge innovation," said T. Michael Glenn, executive vice president of Market Development. "As we re-brand our major subsidiaries, we are making a pledge to our customers that every member of the FedEx family will strive to deliver on the promise of our brand."

FedEx Corp. will continue to meet the needs of customers requiring distinct regional services through Viking Freight, the leading less-than-truckload carrier in the western U.S. and airfreight forwarder Caribbean Transportation Services. Both companies will remain part of FedEx Corp. while retaining their individual identities.


                             ORGANIZATIONAL CHANGES

While each company will continue to operate independently, completely focused on the distinct needs of various market segments, over the next few months FedEx will provide a single point of access for many customer support functions such as customer service, e-commerce, billing and automation. The sales and marketing organizations will be combined to more effectively sell the entire portfolio of express, ground and logistics services.

"These strategic actions are designed to fulfill our two-fold business philosophy - to operate independently yet compete collectively," Smith said. "We strongly believe that the optimal way to serve very distinct market segments, such as express and ground, is to operate highly efficient, independent networks with different facilities, different cut-off times and different delivery commitments. Our collective approach also allows customers to select the right network, for the right place, at the right price through a single point of access."

The organizational changes, when fully implemented over time, are expected to yield significant customer benefits - all designed to make it easier to do business with the entire FedEx family.

-    One toll-free telephone number (1-800-Go-FedEx)

- One web site at WWW.FEDEX.COM for access to online package tracking and service feature information

- One invoice and account number for express and ground transportation services

- A streamlined customer automation platform to handle electronic transactions for small and large businesses

- Convenient drop-off points for express and ground packages at select FedEx Authorized Ship Centers-Registered Trademark-.


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                               FEDEX HOME DELIVERY

Beginning in March, FedEx Ground will provide FedEx Home Delivery in many major U.S. markets. This delivery-only service will be dedicated to the needs of businesses specializing in business to consumer e-commerce with unique and compelling low-cost service offerings. This new neighborhood-friendly service is designed to fit the way we live, work and shop today.

- CONVENIENT AND CUSTOMIZED -- FedEx Home Delivery will provide customized delivery options, including delivery by appointment day or evening, with a money-back guarantee;

- UNIQUE AND EFFICIENT -- FedEx Home Delivery will take advantage of the FedEx Ground operational network for pickup and package sorting to maintain a low cost structure.

- DEDICATED TO DELIVERIES -- FedEx Home Delivery will be different than the competition because it will be dedicated to the delivery side of the equation. Hence, it will be able to focus and excel on meeting the distinct customer interface requirements of residential customers.

- A GREAT e-COMMERCE SOLUTION -- This service will complement the FedEx Corporation's leadership position in business-to-business e-commerce market by far the largest and fastest growing segment of e-commerce. FedEx Home Delivery will give "e-tailers" an option that combines reliability with cost-effective ground transportation.

WITH ANNUAL REVENUES EXCEEDING $17 BILLION, FEDEX CORP. IS THE PREMIER GLOBAL PROVIDER OF TRANSPORTATION, LOGISTICS, E-COMMERCE AND SUPPLY CHAIN MANAGEMENT SERVICES. THE COMPANY OFFERS INTEGRATED BUSINESS SOLUTIONS THROUGH A NETWORK OF SUBSIDIARIES OPERATING INDEPENDENTLY, INCLUDING: FEDEX EXPRESS, THE WORLD'S LARGEST EXPRESS TRANSPORTATION COMPANY; FEDEX GROUND, NORTH AMERICA'S SECOND LARGEST PROVIDER OF SMALL PACKAGE GROUND DELIVERY SERVICE; FEDEX CUSTOM CRITICAL, THE WORLD'S LARGEST PROVIDER OF EXPEDITED TIME-CRITICAL SHIPMENTS; FEDEX GLOBAL LOGISTICS, AN INTEGRATED LOGISTICS, TECHNOLOGY AND TRANSPORTATION-SOLUTION COMPANY; AND VIKING FREIGHT, A LESS-THAN-TRUCKLOAD CARRIER OPERATING PRINCIPALLY IN THE WESTERN UNITED STATES. MORE THAN A MILLION CUSTOMERS ARE CONNECTED ELECTRONICALLY THROUGH THE FEDEX INFORMATION NETWORK AND APPROXIMATELY TWO-THIRDS OF ITS U.S. DOMESTIC TRANSACTIONS ARE NOW HANDLED ON-LINE.

ALL PRESS MATERIALS RELATED TO THIS ANNOUNCEMENT ARE AVAILABLE ON THE WORLD WIDE WEB AT WWW.FEDEXCORP.COM/FDXNEWS/MEDIA/

REPRESENTATIVES OF THE MEDIA ARE INVITED TO PARTICIPATE IN A FEDEX BRIEFING TODAY AT 10:30 A.M. (EST) BY CALLING 800-299-9626.

          A WEBCAST OF TODAY'S FEDEX CORP. ANALYST MEETING WILL BE
            AVAILABLE AT WWW.FEDEXCORP.COM AT 12:30 P.M. (EST).

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FEDEX EXTENDS BRAND AND WILL INTEGRATE CUSTOMER SUPPORT FUNCTIONS

Since its operations began, FedEx has been known for unsurpassed customer service. The plan announced today continues that tradition by making it easier than ever for customers to do business with FedEx. The FedEx companies will continue to operate independently but will compete collectively through one, convenient "touch point" for all customers - one simple link to a broad spectrum of transportation and logistics services.

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CURRENT SITUATION                                         OUR GOALS
-----------------                                         ---------
Multiple brands under FDX umbrella      A single branding system leveraging the
                                        power of the FedEx brand so more
                                        customers can use FedEx reliability as a strategic competitive advantage

Separate sales force with directed      A SINGLE, EXPANDED SALES FORCE
cooperation                             ESPECIALLY TARGETING THE SMALL AND
                                        MEDIUM-SIZE BUSINESS CROSS-SELLING A
                                        WIDE PORTFOLIO OF SERVICES AND PRICING
                                        SCHEMES


Multiple invoices and account numbers   A single invoice and single account
                                        number from FedEx

Multiple automation platforms offering  STREAMLINED CUSTOMER AUTOMATION SYSTEMS
all FDX services                        TO HANDLE ELECTRONIC TRANSACTIONS AND
                                        DATABASE MANAGEMENT NEEDS OR SMALL AND
                                        LARGE BUSINESSES


Separate customer service, claims       Single customer service, claims and
trace functions                         trace functions by calling
                                        1-800-Go-FedEx-Registered Trademark-
                                        (800-463-3339) or visiting our web site
                                        at www.fedex.com.
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